Exhibit 10.1

THIRD AMENDMENT

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIRD AMENDMENT, dated as of March 22, 2023 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of June 29, 2021, by and among Acadia Realty Limited Partnership, a Delaware limited partnership (the “Borrower”), Acadia Realty Trust, a Maryland real estate investment trust (the “REIT”) and certain subsidiaries of the Borrower from time to time party thereto, as guarantors, the Lenders and L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent (as heretofore amended, modified, extended, restated, replaced, or supplemented, the “Existing Credit Agreement”). Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).

WHEREAS, the Borrower and the Lenders party hereto have agreed to modify the Existing Credit Agreement as herein set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.
Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, the parties hereto hereby agree that the Existing Credit Agreement shall be amended by amending and restating the definition of “Interest Payment Date” appearing in Section 1.01 thereof to read as follows:

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan or a Daily SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for a Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan and any Daily SOFR Loan, the first Business Day of each calendar month and the Maturity Date of the Facility under which such Loan was made.

SECTION 2.
Conditions of Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and Lenders constituting Required Lenders.
SECTION 3.
Representations and Warranties of the Borrower. After giving effect to this Amendment, the Borrower reaffirms and restates the representations and warranties set forth in the Amended Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, and all such representations and warranties shall be true and correct in all material respects on the date hereof with the same force and effect as if made on such date (without duplication of materiality qualifiers set forth in such representations and warranties), except (1) with respect to the representations and warranties set forth in Section 5.19 of the Amended Credit Agreement, in which case they are true

172823271

and correct in all respects, (2) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (3) that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement. The Borrower further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:
(a)
it has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and has taken or caused to be taken all necessary company action to authorize the execution, delivery and performance of this Amendment;
(b)
no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is necessary or required in connection with, the execution, delivery and performance of this Amendment;
(c)
this Amendment has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;
(d)
no Default or Event of Default has occurred and is continuing; and
(e)
the execution, delivery and performance of this Amendment will not violate any Law, or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or conflict with, or result in the breach of, or constitute a default under, any Contractual Obligation of any Loan Party or any of its Subsidiaries.
SECTION 4.
[Reserved].
SECTION 5.
Ratification.
(a)
Except as herein agreed, the Amended Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Borrower.
(b)
This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Amended Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Amended Credit Agreement, whether or not known to the Administrative Agent, any of the L/C Issuers or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, any of the L/C Issuers or any of the Lenders may now have or have in the

2

future against any Person under or in connection with the Amended Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 6.
Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 7.
References. The Borrower acknowledges and agrees that this Amendment constitutes a Loan Document. Each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Amended Credit Agreement and as the Amended Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.
SECTION 8.
Counterparts; Execution. Section 11.17 of the Amended Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.
SECTION 9.
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 10.
Severability. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.
SECTION 11.
Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this AMENDMENT and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of NEW yORK.
SECTION 12.
Headings. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
SECTION 13.
Loan Document. This Amendment is a Loan Document.
SECTION 14.
Entire Agreement. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Without limitation of the foregoing:

3

THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[The remainder of this page left blank intentionally]

4

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date hereof.

BORROWER:

ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

By: ACADIA REALTY TRUST, its General Partner

By: /s/Jason Blacksberg

Name: Jason Blacksberg

Title: Senior Vice President

Signature Page to Third Amendment to Acadia Realty Second Amended and Restated Credit Agreement

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By: /s/Jeffrey L. Phelps

Name: Jeffrey L. Phelps

Title: Senior Vice President

Signature Page to Third Amendment to Acadia Realty Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/Craig V. Koshkarian

Name: Craig V. Koshkarian

Title: Director

Signature Page to Third Amendment to Acadia Realty Second Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/Brian Kelly

Name: Brian Kelly

Title: SVP

Signature Page to Third Amendment to Acadia Realty Second Amended and Restated Credit Agreement

TRUIST BANK, Successor by Merger to SunTrust Bank, as a Lender

By: /s/Trudy Wilson

Name: Trudy Wilson

Title: Vice President

Signature Page to Third Amendment to Acadia Realty Second Amended and Restated Credit Agreement

TD BANK, N.A., as a Lender

By: /s/Gianna Gioia

Name: Gianna Gioia

Title: Vice President

Signature Page to Third Amendment to Acadia Realty Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/David Glenn

Name: David Glenn

Title: Executive Director

Signature Page to Third Amendment to Acadia Realty Second Amended and Restated Credit Agreement

CITIBANK, N.A., as a Lender

By: /s/Christopher J. Albano

Name: Christopher J. Albano

Title: Authorized Signatory

Signature Page to Third Amendment to Acadia Realty Second Amended and Restated Credit Agreement

M&T BANK, as a Lender

By: /s/David Moorin

Name: David Moorin

Title: Assistant Vice President

Signature Page to Third Amendment to Acadia Realty Second Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By: /s/Keshia Leday

Name: Keshia Leday

Title: Authorized Signatory

Signature Page to Third Amendment to Acadia Realty Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/Carolyn LaBatte-Leavitt

Name: Carolyn LaBatte-Leavitt

Title: Vice President

Signature Page to Third Amendment to Acadia Realty Second Amended and Restated Credit Agreement